SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: April 24, 1997
                        (Date of earliest event reported)


              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of Registrant as specified in its charter)

         Delaware                333-21329                   13-3320910
(State of Incorporation)       (Commission File No.)       (I.R.S. Employer
                                                           Identification No.)

         11 Madison Avenue
         New York, New York                                      10010-3629
                                                                (Zip Code)


       Registrant's Telephone Number, Including Area Code: (212) 325-2000

 Item 5.  Other Events.

         Reference is hereby made to the Registrant's Registration Statement on Form S-3 (File No. 333-21329) filed with the Securities and Exchange Commission (the "Commission") on February 7, 1997, as amended by Amendment No. 1 thereto filed with the Commission on February 27, 1997, (collectively, the "Registration Statement"), pursuant to which the Registrant registered $1,000,000,000 aggregate principal amount of its asset-backed certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended (the "Act"). Reference is also hereby made to the Prospectus dated March 17, 1997 and the related Prospectus Supplement, dated March 17, 1997 (collectively, the "Prospectus"), which were previously filed with the Commission pursuant to Rule 424(b)(5), with respect to the Registrant's Preferred Credit Asset-Backed Certificates, Series 1997-1, consisting of the following Classes of Certificates (collectively, the "Certificates"): (i) Class A- 1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class A-5 and Certificates Class A-6 Certificates, (collectively, the "Offered Certificates"), (ii) Class B Certificates, and (iii) Class RU and RL Certificates. Only the Offered Certificates were offered by the Prospectus.

         The Certificates represent the entire undivided interest in the Trust created pursuant to the Pooling and Servicing Agreement dated as of June 1, 1996 (the "Pooling and Servicing Agreement") among Credit Suisse First Boston Mortgage Securities Corp., as depositor, Preferred Credit Corporation as Seller, Advanta Mortgage Corp. USA, as Servicer, and Bankers Trust Company, as trustee (the "Trustee"). On the Closing Date, the corpus of the Trust consisted primarily of (i) a pool (the "Mortgage Pool") of mortgage loans (together, the "Initial Mortgage Loans"), (ii) amounts on deposit in a pre-funding account (the "Pre-Funding Account") and a capitalized interest account held by the Trustee; and (iii) the certificate insurance policy issued by MBIA Insurance Corporation (the "Certificate Insurer"). On the Closing Date, cash in the amount of $50,000,000 (the "Pre-Funding Account Deposit") was deposited in the Pre-Funding Account in the name of the Trustee. The Pre-Funding Account Deposit was intended to be used for the purchase of additional mortgage loans satisfying the criteria specified in the Pooling and Servicing Agreement and subject to the approval of the Certificate Insurer (the "Subsequent Mortgage Loans") on or before June 27, 1997 (the "Subsequent Transfer Date").

          On or before the Subsequent Transfer Date, the Trustee, on behalf of the Trust, and the Sponsor entered into a Subsequent Transfer Instrument, dated April 24, 1997 (the "Subsequent Transfer Instrument"). Pursuant to the Subsequent Transfer Instrument, the Trust purchased $47,145,777.14 aggregate principal balance of Subsequent Mortgage Loans to be included in the Mortgage Pool.

          The description of the Mortgage Pool in the Prospectus contained information only with respect to the Initial Mortgage Loans as of the date of the Prospectus. This Current Report on Form 8-K is being filed to update the description of the Mortgage Pool contained in the Prospectus and to file copies of certain final agreements executed in connection with the issuance of the Certificates.

          The following is a summary of certain terms of the final Mortgage Pool, which includes the Subsequent Mortgage Loans. The information set forth below is presented with respect to the Initial Mortgage Loans as of the Cut-off Date and with respect to the Subsequent Mortgage Loans as of April 1, 1997 (the "Subsequent Cut-off-Date"). The description of the Mortgage Pool below does not reflect any payments with respect to the Mortgage Loans received by the Servicer after the Cut-off Date or the Subsequent Cut-off Date. The final Mortgage Pool consists of 5,733 Mortgage Loans having an aggregate principal balance of $206,141,805.05. The Mortgage Loans included in the final Mortgage Pool (by aggregate Cut-Off Date Principal Balance) will have the characteristics set forth in the tables below:

                             MORTGAGE INTEREST RATES

                                                                                 Percentage of Cut-off Date
                                  Number of         Cut-off Date Aggregate       Aggregate Unpaid
 MORTGAGE INTEREST RATES          MORTGAGE LOANS    UNPAID PRINCIPAL BALANCE     PRINCIPAL BALANCE


         9.75- 9.99%                 2                  $54,931.41                   0.03%
        10.00-10.24%                 1                   21,000.00                   0.001
        10.25-10.49%                 3                  126,505.78                   0.06%
        10.50-10.74%                 3                  128,969.86                   0.06%
        10.75-10.99%                46                1,573,423.67                   0.76%
        11.00-11.24%                 9                  292,802.95                   0.14%
        11.25-11.49%                60                1,966,989.58                   0.95%
        11.50-11.74%                20                  759,229.52                   0.37%
        11.75-11.99%               193                7,433,975.07                   3.61%
        12.00-12.24%                62                2,024,419.81                   0.98%
        12.25-12.49%               137                4,976,934.61                   2.41%
        12.50-12.74%               347               12,799,930.33                   6.21%
        12.75-12.99%               408               15,579,474.80                   7.56%
        13.00-13.24%               167                6,604,105.04                   3.20%
        13.25-13.49%               324               12,357,199.91                   5.99%
        13.50-13.74%               385               15,367,932.70                   7.46%
        13.75-13.99%             1,187               41,443,037.78                  20.10%
        14.00-14.24%               137                5,165,051.96                   2.51%
        14.25-14.49%               403               15,079,068.53                   7.31%
        14.50-14.74%               242                8,741,511.54                   4.24%
        14.75-14.99%               575               19,797,594.35                   9.60%
        15.00-15.24%                69                2,690,949.02                   1.31%
        15.25-15.49%               241                8,036,250.32                   3.90%
        15.50-15.74%               140                4,481,904.58                   2.17%
        15.75-15.99%               294                9,699,017.35                   4.71%
        16.00-16.24%                43                1,352,344.98                   0.66%
        16.25-16.49%                49                1,659,564.07                   0.81%
        16.50-16.74%                58                1,894,581.11                   0.92%
        16.75-16.99%                60                1,917,852.69                   0.93%
        17.00-17.24%                19                  628,312.65                   0.30%
        17.25-17.49%                 6                  159,461.38                   0.08%
        17.50-17.74%                27                  855,414.09                   0.41%
        17.75-17.99%                12                  365,169.86                   0.18%
        18.00-18.24%                 2                   60,000.00                   0.03%
        18.25-18.49%                 2                   46,893.75                   0.02%
                             ----------           ----------------                 --------
               TOTAL             5,733             $206,141,805.05                 100.00%


          The weighted average Mortgage Interest Rate of the Initial Mortgage Loans as of the Cut-off Date and the Subsequent Mortgage Loans as of the Subsequent Cut-off Date is approximately 13.94% per annum.

                       REMAINING MONTHS TO STATED MATURITY

                                                                               Percentage of
Remaining Months           Number of          Cut-off Date Aggregate          Aggregate Unpaid
TO STATED MATURITY       MORTGAGE LOANS       UNPAID PRINCIPAL BALANCE        PRINCIPAL BALANCE

             56              3                   77,195.84                       0.04%
             57              1                   23,515.20                       0.01%
             58              1                    9,775.84                       0.00%
             59              1                   19,754.17                       0.01%
             60              1                   29,000.00                       0.01%
             69              1                   21,899.38                       0.01%
             80              1                   24,359.39                       0.01%
             82              1                   20,158.25                       0.01%
             84              1                   23,000.00                       0.01%
             96              3                   80,700.00                       0.04%
            113              1                   39,071.91                       0.02%
            114              2                   61,897.30                       0.03%
            116              5                  133,494.32                       0.06%
            117              6                  192,911.57                       0.09%
            118              4                  127,788.53                       0.06%
            119              6                  136,334.46                       0.07%
            120             17                  448,826.69                       0.22%
            144              1                   45,000.00                       0.02%
            160              1                   28,207.88                       0.01%
            162              2                   25,960.59                       0.01%
            163             14                  362,906.51                       0.18%
            164             60                1,711,854.30                       0.83%
            165            177                5,399,557.07                       2.62%
            166            151                4,685,535.03                       2.27%
            167             86                2,405,493.96                       1.17%
            168             20                  581,184.13                       0.28%
            169              3                  108,627.99                       0.05%
            173              2                   74,235.87                       0.04%
            174              8                  214,668.41                       0.10%
            175             19                  578,679.65                       0.28%
            176             67                2,400,447.90                       1.16%
            177            216                8,269,350.74                       4.01%
            178            547               21,379,373.08                      10.37%
            179            735               26,823,968.87                      13.01%
            180          3,178              114,003,019.69                      55.30%
            181              8                  367,500.00                       0.18%
            235              2                   63,022.27                       0.03%
            236              6                  221,836.82                       0.11%
            237             10                  380,502.87                       0.18%
            238             17                  719,540.41                       0.35%
            239             55                2,173,859.76                       1.05%
            240            290               11,532,973.12                       5.59%
            241              2                   89,964.58                       0.04%
            340              1                   24,850.70                       0.01%
                        -------           ----------------                   ----------
         TOTAL           5,733             $206,141,805.05                     100.00%




         The weighted average remaining term to stated maturity of the Initial Mortgage Loans as of the Cut- off Date and the Subsequent Mortgage Loans as of the Subsequent Cut-off Date is approximately 182.29 months. The latest scheduled maturity of the Mortgage Loans is June, 2025.

                       ORIGINAL MONTHS TO STATED MATURITY

                                                                            Percentage of Cut-off Date
Original Months to         Number of          Cut-off Date Aggregate          Aggregate Unpaid
STATED MATURITY         MORTGAGE LOANS       UNPAID PRINCIPAL BALANCE        PRINCIPAL BALANCE

          60                 7                 $  159,241.05                        0.08%
          72                 1                    21,899.38                         0.01%
          84                 3                    67,517.64                         0.03%
          96                 3                    80,700.00                         0.04%
         119                 3                    89,436.53                         0.04%
         120                37                 1,033,021.87                         0.50%
         121                 1                    17,866.38                         0.01%
         144                 1                    45,000.00                         0.02%
         179               136                 5,182,928.37                         2.51%
         180             5,144               183,617,917.26                        89.07%
         181                14                   619,726.04                         0.30%
         239                26                 1,068,479.96                         0.52%
         240               354                14,023,255.29                         6.80%
         241                 2                    89,964.58                         0.04%
         360                 1                    24,850.70                         0.01%
                        ------              ----------------                      --------
          TOTAL          5,733              $206,141,805.05                       100.00%



                                ORIGINATION MONTH

                                                                         Percentage of Cut-off Date
                        Number of           Cut-off Date Aggregate           Aggregate Unpaid
ORIGINATION MONTH       MORTGAGE LOANS      UNPAID PRINCIPAL BALANCE      PRINCIPAL BALANCE

Jun-1995                     1                 $  24,850.70                  0.01%
Sep-1995                     8                   211,729.12                  0.10%
Oct-1995                    57                 1,640,555.78                  0.80%
Nov-1995                   243                 7,735,195.63                  3.75%
Dec-1995                   102                 2,933,403.27                  1.42%
Jan-1996                   103                 2,764,019.94                  1.34%
Feb-1996                     1                    24,423.72                  0.01%
Jun-1996                     1                    49,424.58                  0.02%
Aug-1996                     9                   309,753.13                  0.15%
Sep-1996                    19                   511,743.12                  0.25%
Oct-1996                   121                 4,472,758.69                  2.17%
Nov-1996                   625                24,250,923.81                 11.76%
Dec-1996                 1,172                42,791,351.16                 20.76%
Jan-1997                 1,385                51,111,872.09                 24.79%
Feb-1997                 1,419                50,882,369.31                 24.68%
Mar-1997                   467                16,427,431.00                  7.97%
                        ------               --------------                -------
   TOTALS                5,733              $206,141,805.05                100.00%


                    ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCE

                                                                                     Percentage of
Original Mortgage Loan     Number of            Cut-off Date Aggregate             Aggregate Unpaid
PRINCIPAL BALANCE          MORTGAGE LOANS      UNPAID PRINCIPAL BALANCE           PRINCIPAL BALANCE

      $10,000-14,999          76               $   953,967.51                              0.46%
       15,000-19,999         305                 5,235,936.26                              2.54%
       20,000-24,999         546                11,924,676.91                              5.78%
       25,000-29,999         858                22,660,208.54                             10.99%
       30,000-34,999         785                24,734,102.48                             12.00%
       35,000-39,999         845                30,623,969.72                             14.86%
       40,000-44,999         827                34,030,331.71                             16.51%
       45,000-49,999         627                28,830,375.83                             13.99%
       50,000-54,999         461                23,237,280.95                             11.27%
       55,000-59,999         210                11,630,196.05                              5.64%
       60,000-64,999          94                 5,729,158.16                              2.78%
       65,000-69,999          91                 5,919,048.82                              2.87%
       70,000-74,999           2                   137,985.54                              0.07%
       75,000-79,999           1                    75,000.00                              0.04%
       80,000-84,999           2                   158,823.08                              0.08%
       85,000-89,999           2                   173,000.00                              0.08%
       90,000-94,999           1                    87,743.49                              0.04%
                            ----             -----------------                          --------
            TOTAL          5,733              $206,141,805.05                            100.00%


         The average original principal balance of the Initial Mortgage Loans as of the Cut-off Date and the Subsequent Mortgage Loans as of the Subsequent Cut-off Date is approximately $36,084.73. As of the Subsequent Cut-off Date, the largest original principal balance of the Mortgage Loans is $90,500.00.


                          LOAN UNPAID PRINCIPAL BALANCE

                                                                         Percentage of Cut-off Date
  Range of Unpaid          Number of         Cut-off Date Aggregate            Aggregate Unpaid
  PRINCIPAL BALANCE       MORTGAGE LOANS     UNPAID PRINCIPAL BALANCE       PRINCIPAL BALANCE

      $ 5,000-9,999           7               $     68,335.96                   0.03%
       10,000-14,999         88                  1,166,935.34                   0.57%
       15,000-19,999        348                  6,177,021.59                   3.00%
       20,000-24,999        628                 14,233,421.53                   6.90%
       25,000-29,999        832                 22,609,988.43                  10.97%
       30,000-34,999        810                 26,191,417.05                  12.71%
       35,000-39,999        859                 31,931,803.04                  15.49%
       40,000-44,999        793                 33,289,414.16                  16.15%
       45,000-49,999        654                 30,760,610.05                  14.92%
       50,000-54,999        371                 19,083,879.58                   9.26%
       55,000-59,999        175                  9,832,615.26                   4.77%
       60,000-64,999         98                  6,124,061.09                   2.97%
       65,000-69,999         63                  4,107,735.40                   1.99%
       70,000-74,999          1                     70,000.00                   0.03%
       75,000-79,999          3                    233,823.08                   0.11%
       85,000-89,999          3                    260,743.49                   0.13%
                         ------               ---------------                 -------
          TOTAL           5,733               $206,141,805.05                 100.00%


         The average remaining loan unpaid Principal Balance of the Initial Mortgage Loans as of the Cut-off Date and the Subsequent Mortgage Loans as of the Subsequent Cut-off Date is approximately $35,957.06.

                            MORTGAGED PROPERTY TYPES

                                                                         Percentage of Cut-off Date
                       Number of          Cut-off Date Aggregate            Aggregate Unpaid
PROPERTY TYPES        MORTGAGE LOANS       UNPAID PRINCIPAL BALANCE           PRINCIPAL BALANCE

Single Family              5,459              $196,713,485.83                     95.43%
Low-Rise Condo               191                 6,488,829.03                      3.15%
High-Rise Condo                7                   273,062.00                      0.13%
PUD                           42                 1,471,163.39                      0.72%
2 Unit                        13                   471,223.58                      0.23%
3 Unit                         7                   272,054.24                      0.13%
4 Unit                         1                    27,543.17                      0.01%
Town House                    13                   424,443.81                      0.21%
                          ------              ---------------                     ------
            TOTAL          5,733              $206,141,805.05                    100.00%

                 GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES

                                                                Percentage of Cut-off Date
                  Number of         Cut-off Date Aggregate         Aggregate Unpaid
STATE             MORTGAGE LOANS     UNPAID PRINCIPAL BALANCE     PRINCIPAL BALANCE

ALABAMA                 2             $      64,625.00                  0.03%
ALASKA                 52                 2,314,563.18                  1.12%
ARIZONA               170                 6,263,013.71                  3.04%
ARKANSAS                4                   134,000.00                  0.07%
CALIFORNIA          2,203                82,989,282.42                 40.26%
COLORADO              186                 6,935,174.14                  3.36%
CONNECTICUT             1                    24,000.00                  0.01%
DELAWARE                2                    80,944.27                  0.04%
FLORIDA               152                 4,992,417.85                  2.42%
GEORGIA               142                 4,821,812.50                  2.34%
HAWAII                  4                   159,150.70                  0.08%
IDAHO                 154                 5,472,476.34                  2.65%
ILLINOIS               23                   868,389.34                  0.42%
INDIANA               181                 6,047,398.76                  2.93%
IOWA                  217                 7,498,686.11                  3.64%
KANSAS                153                 4,795,965.00                  2.33%
KENTUCKY               37                 1,267,461.10                  0.61%
LOUISIANA             100                 3,305,628.23                  1.60%
MARYLAND               59                 2,330,892.00                  1.13%
MICHIGAN               22                   573,742.73                  0.28%
MINNESOTA             135                 4,566,773.33                  2.22%
MISSISSIPPI             5                   120,849.28                  0.06%
MISSOURI              119                 3,784,554.74                  1.84%
MONTANA                89                 3,312,223.11                  1.61%
NEBRASKA              137                 4,647,793.32                  2.25%
NEVADA                 63                 2,197,498.45                  1.07%
NEW MEXICO             15                   461,980.43                  0.22%
NEW YORK                2                    62,000.00                  0.03%
NORTH CAROLINA        166                 5,715,862.35                  2.77%
OHIO                  256                 9,656,529.55                  4.68%
OKLAHOMA              153                 4,656,522.27                  2.26%
OREGON                 89                 3,194,246.76                  1.55%
PENNSYLVANIA            1                    40,000.00                  0.02%
SOUTH CAROLINA        117                 3,967,085.66                  1.92%
SOUTH DAKOTA           61                 2,069,229.74                  1.00%
TENNESSEE              46                 1,469,338.81                  0.71%
UTAH                   23                   838,348.80                  0.41%
VIRGINIA               70                 2,603,613.53                  1.26%
WASHINGTON            214                 7,942,063.52                  3.85%
WISCONSIN              21                   625,570.71                  0.30%
WYOMING                87                 3,270,097.31                  1.59%
                   ------              ---------------                -------
  TOTAL             5,733              $206,141,805.05                100.00%


                                          COMBINED LOAN-TO-VALUE RATIOS

                                                                         Percentage of Cut-off Date
        Loan-to-Value      Number of         Cut-off Date Aggregage          Aggregate Unpaid
           RATIOS         MORTGAGE LOLANS     UNPAID PRINCIPAL BALANCE     PRINCIPAL BALANCE

         5.00-9.99            2                    39,825.94                   0.02%
        15.00-19.99           1                    55,000.00                   0.03%
        20.00-24.99           1                    18,300.00                   0.01%
        25.00-29.99           3                    88,908.29                   0.04%
        30.00-34.99           2                    48,264.93                   0.02%
        35.00-39.99           3                    74,121.02                   0.04%
        45.00-49.99           5                   163,496.94                   0.08%
        50.00-54.99           8                   183,497.28                   0.09%
        55.00-59.99           6                   215,364.61                   0.10%
        60.00-64.99           7                   244,532.75                   0.12%
        65.00-69.99           9                   229,209.64                   0.11%
        70.00-74.99          35                 1,068,967.35                   0.52%
        75.00-79.99          95                 3,074,469.63                   1.49%
        80.00-84.99          78                 2,214,582.90                   1.07%
        85.00-89.99         211                 6,665,851.70                   3.23%
        90.00-94.99         132                 4,092,884.74                   1.99%
        95.00-99.99         165                 5,276,774.28                   2.56%
       100.00-104.99        216                 7,112,464.73                   3.45%
       105.00-109.99        364                12,249,249.45                   5.94%
       110.00-114.99        516                17,486,953.16                   8.48%
       115.00-119.99        898                32,703,133.61                  15.86%
       120.00-124.99      2,820               107,186,941.87                  52.00%
       125.00-129.99        156                 5,649,010.23                   2.74%
                         ------              ---------------                 -------
           TOTALS         5,733               206,141,805.05                 100.00%

         The weighted average Combined Loan-to Value Ratio at the Initial Mortgage Loans as of the Initial Cut-off Date and the Subsequent Mortgage Loan as of the Subsequent Cut-off Date is approximately 115.80%. The "Combined Loan-to-Value Ratio" of a Mortgage Loan is the ratio, expressed as a percentage, equal to the sum of any outstanding senior liens mortgage balance plus the original balance of the Mortgage Loan divided by the appraised value of the Mortgaged Property. In the instance where more than one appraisal was performed on the subject property, the lesser of the two values was used to determine the Combined Loan-to-Value Ratio.


                            CREDIT BUREAU RISK SCORES

                                                                          Percentage of Cut-off Date
                             Number of        Cut-off Date Aggregate           Aggregate Unpaid
CREDIT BUREAU RISK SCORES   MORTGAGE LOANS    UNPAID PRINCIPAL BALANCE        PRINCIPAL BALANCE


    590-599                     2            $      83,100.00                       0.04%
    600-609                    19                  663,386.68                       0.32%
    610-619                    38                1,183,382.63                       0.57%
    620-629                   465               14,715,422.58                       7.14%
    630-639                   513               16,565,655.85                       8.04%
    640-649                   713               24,519,634.45                      11.89%
    650-659                   615               21,251,216.41                      10.31%
    660-669                   706               26,520,868.89                      12.87%
    670-679                   538               19,800,373.28                       9.61%
    680-689                   516               19,637,042.07                       9.53%
    690-699                   395               15,372,080.40                       7.46%
    700-709                   402               15,540,344.44                       7.54%
    710-719                   284               10,815,850.38                       5.25%
    720-729                   197                7,548,455.24                       3.66%
    730-739                   115                4,099,647.21                       1.99%
    740-749                    84                3,276,146.94                       1.59%
    750-759                    46                1,694,225.67                        .82%
    760-769                    50                1,524,825.31                       0.74%
    770-779                    19                  678,093.35                       0.33%
    780-789                    10                  412,101.19                       0.20%
    790-799                     3                   95,000.00                       0.05%
    800-899                     3                  144,952.08                       0.07%
                           ------             ---------------                     --------
            TOTAL           5,733             $206,141,805.05                     100.00%


          The weighted average Credit Bureau Risk Score of the Initial Mortgage Loans as of the Cut-off Date and the Subsequent Mortgage Loans as of the Subsequent Cut-off Date, is 673.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                          CREDIT SUISSE FIRST BOSTON
                                          MORTGAGE SECURITIES CORP.

May __, 1997                              By:/s/ Joy Margolies
                                             Joy Margolies
                                             Vice President

                                  EXHIBIT INDEX


Exhibit No.                             Description
-----------                             -----------

1.1 Underwriting Agreement, dated March 17, 1997, between Credit Suisse First Boston Mortgage Securities Corp. and Credit Suisse First Boston Corporation

1.2 Terms Agreement, dated March 17, 1997, between Credit Suisse First Boston Mortgage Securities Corp. and Credit Suisse First Boston Corporation

4.1 Pooling and Servicing Agreement, dated as of March 1, 1997, among Preferred Credit Corporation, as Seller, Credit Suisse First Boston Mortgage Securities Corp., as Depositor, Advanta Mortgage Corp. USA, as Servicer, and Bankers Trust Company, as Trustee

4.2 Sale and Purchase Agreement, dated March 17, 1997 between Credit Suisse First Boston Mortgage Securities Corp. and Credit Suisse First Boston Corporation

10.4 Form of Certificate Guaranty Insurance Policy issued by MBIA Insurance Company